UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Performance Award

On December 15, 2015, Computer Sciences Corporation (the “Corporation”) granted a performance-based retention award (the “Performance Award”) to J. Michael Lawrie, the Corporation’s Chief Executive Officer, with a total grant-date value of $10,000,000. The Performance Award is in the form of 338,869 performance-vested restricted stock units (“PSUs”).

Each PSU will entitle Mr. Lawrie to receive one share of the Corporation’s common stock and any related dividend equivalents, subject to the achievement of certain performance goals. 37.5% of the Performance Award (the “Financial Component”) will vest on December 15, 2018 subject to the Corporation’s achievement of certain earnings-per-share (EPS) goals for its 2018 fiscal year. A threshold of 50% of the Financial Component will vest if the Corporation achieves the EPS goal for its 2018 fiscal year at which 50% of the Corporation’s annual-cycle PSUs granted in May 2016 (as adjusted for the recent spinoff of CSRA Inc. from the Corporation, the “FY16 Cycle PSUs”) pay out (the “FY18 EPS Threshold”). Up to a maximum of 100% of the Financial Component will vest if the Corporation achieves the EPS goal for its 2018 fiscal year at which 100% of the FY16 Cycle PSUs pay out (the “FY18 EPS Target”). No portion of the Financial Component will vest if the Corporation does not achieve at least the FY18 EPS Threshold.

The remaining 62.5% of the Performance Award will vest 50% on or about March 31, 2017, 25% on September 30, 2017 and the remaining 25% on March 31, 2018, subject in each case to the Company’s achievement of 60% of the Corporation’s target EPS goal for its 2017 fiscal year and an assessment by the Corporation’s board of directors (the “Board”) of the Corporation’s organizational health for the period ending March 31, 2017, based on such factors as (but not limited to) management succession, enterprise risk and competitive positioning.

Mr. Lawrie generally must remain employed with the Corporation through each vesting date in order to vest in the applicable portion of the Performance Award, subject to the terms of his employment agreement with the Corporation which provides that in the event of a “Qualifying Termination” or if Mr. Lawrie resigns without “Good Reason” (as defined therein), in each case on or after April 1, 2017, any outstanding PSU awards as to which at least one (1) year in the performance period has lapsed at the time of termination shall remain outstanding and eligible to vest, based on performance as if termination had not occurred.

Other NEO Performance Awards

On December 15, 2015, the Corporation also granted performance-based retention awards to Paul N. Saleh, the Corporation’s Executive Vice President and Chief Financial Officer, and James R. Smith, the Corporation’s Executive Vice President and General Manager, with a total grant date value of $3,500,000 and $2,600,000, respectively. The awards were in the form of 118,604 PSUs for Mr. Saleh and 88,106 PSUs for Mr. Smith.

Each PSU will entitle each of Messrs. Saleh and Smith to receive one share of the Corporation’s common stock and any related dividend equivalents, subject to the achievement of certain performance goals and his continued employment. Each award will vest on December 15, 2018 subject to the Corporation’s achievement for its 2018 fiscal year of the same EPS goals that apply to the Financial Component of Mr. Lawrie’s Performance Award. A threshold of 50% of each award will vest subject to the Corporation’s achievement of the FY18 EPS Threshold and up to a maximum of 100% of each award will vest subject to the Corporation’s achievement of the FY18 EPS Target.

In addition, Mr. Saleh is eligible for earlier vesting in a portion of his award. Mr. Saleh is eligible to vest in one-third of his award on December 15, 2016 if EPS achievement for fiscal year 2016 equals or exceeds the FY18 EPS Threshold. In addition, one-third of his award may vest on December 15, 2017 if EPS achievement for fiscal year 2017 equals or exceeds the FY18 EPS Threshold (if not achieved for fiscal year 2016) or if EPS performance for fiscal year 2017 equals or exceeds the EPS goal at which 75% of the FY16 Cycle PSUs vest. Any portion of Mr. Saleh’s award that vests early will reduce the amount of his award that may vest on December 15, 2018 based on EPS performance for fiscal year 2018 as described above.

On December 15, 2015, the Board of Directors (the "Board") of Computer Sciences Corporation (the "Company") appointed Mr. Mukesh Aghi and Mr. Herman Bulls as members of the Board. Mr. Aghi will serve on the Company's Compensation and Nominating and Corporate Governance Committees, and Mr. Bulls will serve on the Company's Nominating and Corporate Governance Committee. Messrs. Aghi and Bulls will participate in the Company’s compensation program for non-employee directors. In addition, each has executed the Company’s standard form of non-employee director indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on February 22, 2010.

Also on December 15, 2015, the Board appointed Mr. J. Michael Lawrie, the CEO, as Chairman of the Board, and the independent directors of the Board elected Mr. Bruce B. Churchill to serve in the newly established Lead Independent Director role.

Effective December 15, 2015, Mr. Rodney F. Chase and Mr. Erik Brynjolfsson each resigned from the Board. Messrs. Chase and Brynjolfsson's resignations are not the result of any disagreement with the policies, practices or procedures of the Company.

A copy of the press release issued on December 15, 2015 announcing the appointments of Messrs. Aghi, Bulls, Lawrie and Churchill is attached hereto as Exhibit 99.1.

Effective as of December 15, 2015 the composition of the Committees of the Company's Board is as follows:

Audit Committee

Brian Patrick MacDonald, Chair
Robert F. Woods
Peter Rutland
J. Michael Lawrie, ex officio

Compensation Committee

Mark Foster, Chair
Sachin Lawande
Mukesh Aghi
J. Michael Lawrie, ex officio

Nominating and Corporate Governance Committee

Bruce B. Churchill, Chair
Herman Bulls
Mukesh Aghi
J. Michael Lawrie, ex officio

Item 9.01    Financial Statements and Exhibits.

(d) The following exhibits are filed herewith.

Exhibit No.	Description
99.1	Press Release, dated December 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: December 21, 2015	By: /s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated December 15, 2015.